Exhibit 22.1

Subsidiary Guarantors and Issuers of Guaranteed Securities and Affiliates Whose Securities Collateralize Securities of the Registrant

Guaranteed Securities

The following securities (collectively, the “UHS Senior Secured Notes”) issued by Universal Health Services, Inc., a Delaware corporation (the “Company”), were outstanding as of December 31, 2024.

Description of Notes

1.650% Senior Secured Notes due 2026

4.625% Senior Secured Notes due 2029

2.650% Senior Secured Notes due 2030

2.650% Senior Secured Notes due 2032

5.050% Senior Secured Notes due 2034

Obligors

The obligors under the UHS Senior Secured Notes consisted of the Company, as issuer, and its subsidiaries listed in the following table, as Guarantors.

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
ABS LINCS KY, LLC	Virginia	Guarantor
ABS LINCS SC, Inc.	South Carolina	Guarantor
Aiken Regional Medical Centers, LLC	South Carolina	Guarantor
Alliance Health Center, Inc.	Mississippi	Guarantor
Alternative Behavioral Services, Inc.	Virginia	Guarantor
Ascend Health Corporation	Delaware	Guarantor
Atlantic Shores Hospital, LLC	Delaware	Guarantor
AZ Holding 4, LLC	Arizona	Guarantor
Beach 77 LP	Delaware	Guarantor
Behavioral Health Management, LLC	Delaware	Guarantor
Behavioral Health Realty, LLC	Delaware	Guarantor
Behavioral Healthcare LLC	Delaware	Guarantor
Benchmark Behavioral Health System, Inc.	Utah	Guarantor
BHC Alhambra Hospital, Inc.	Tennessee	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
BHC Belmont Pines Hospital, Inc.	Tennessee	Guarantor
BHC Fairfax Hospital, Inc.	Tennessee	Guarantor
BHC Fox Run Hospital, Inc.	Tennessee	Guarantor
BHC Fremont Hospital, Inc.	Tennessee	Guarantor
BHC Health Services of Nevada, Inc.	Nevada	Guarantor
BHC Heritage Oaks Hospital, Inc.	Tennessee	Guarantor
BHC Holdings, Inc.	Delaware	Guarantor
BHC Intermountain Hospital, Inc.	Tennessee	Guarantor
BHC Mesilla Valley Hospital, LLC	Delaware	Guarantor
BHC Montevista Hospital, Inc.	Nevada	Guarantor
BHC Northwest Psychiatric Hospital, LLC	Delaware	Guarantor
BHC of Indiana, General Partnership	Tennessee	Guarantor
BHC Pinnacle Pointe Hospital, LLC	Tennessee	Guarantor
BHC Properties, LLC	Tennessee	Guarantor
BHC Sierra Vista Hospital, Inc.	Tennessee	Guarantor
BHC Streamwood Hospital, Inc.	Tennessee	Guarantor
Bloomington Meadows, General Partnership	Tennessee	Guarantor
Brentwood Acquisition-Shreveport, Inc.	Delaware	Guarantor
Brentwood Acquisition, Inc.	Tennessee	Guarantor
Brynn Marr Hospital, Inc.	North Carolina	Guarantor
Calvary Center, Inc.	Delaware	Guarantor
Canyon Ridge Hospital, Inc.	California	Guarantor
CAT Realty, LLC	Delaware	Guarantor
CAT Seattle, LLC	Delaware	Guarantor
CCS/Lansing, Inc.	Michigan	Guarantor
Cedar Springs Hospital, Inc.	Delaware	Guarantor
Children’s Comprehensive Services, Inc.	Tennessee	Guarantor
Columbus Hospital Partners, LLC	Tennessee	Guarantor
Coral Shores Behavioral Health, LLC	Delaware	Guarantor
Cumberland Hospital Partners, LLC	Delaware	Guarantor
Cumberland Hospital, LLC	Virginia	Guarantor
Del Amo Hospital, Inc.	California	Guarantor
DHP 2131 K St, LLC	Delaware	Guarantor
Diamond Grove Center, LLC	Delaware	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
District Hospital Partners, L.P.	District of Columbia	Guarantor
DVH Hospital Alliance LLC	Delaware	Guarantor
Emerald Coast Behavioral Hospital, LLC	Delaware	Guarantor
Fannin Management Services, LLC	Texas	Guarantor
First Hospital Corporation of Virginia Beach	Virginia	Guarantor
Forest View Psychiatric Hospital, Inc.	Michigan	Guarantor
Fort Duncan Medical Center, L.P.	Delaware	Guarantor
Fort Lauderdale Hospital, Inc.	Florida	Guarantor
FRN, INC.	Delaware	Guarantor
Frontline Behavioral Health, Inc.	Delaware	Guarantor
Frontline Hospital, LLC	Delaware	Guarantor
Frontline Residential Treatment Center, LLC	Delaware	Guarantor
Garfield Park Hospital, LLC	Illinois	Guarantor
Great Plains Hospital, Inc.	Missouri	Guarantor
Gulf Coast Treatment Center, Inc.	Florida	Guarantor
Gulph Mills Associates, LLC	Pennsylvania	Guarantor
H. C. Corporation	Alabama	Guarantor
H.C. Partnership	Alabama	Guarantor
Harbor Point Behavioral Health Center, Inc.	Virginia	Guarantor
Havenwyck Hospital Inc.	Michigan	Guarantor
HHC Augusta, Inc.	Georgia	Guarantor
HHC Delaware, Inc.	Delaware	Guarantor
HHC Indiana, Inc.	Indiana	Guarantor
HHC Ohio, Inc.	Ohio	Guarantor
HHC Pennsylvania, LLC	Delaware	Guarantor
HHC Poplar Springs, LLC	Virginia	Guarantor
HHC River Park, Inc.	West Virginia	Guarantor
HHC South Carolina, Inc.	South Carolina	Guarantor
HHC St. Simons, Inc.	Georgia	Guarantor
Hickory Trail Hospital, L.P.	Delaware	Guarantor
Holly Hill Hospital, LLC	Tennessee	Guarantor
Horizon Health Austin, Inc.	Texas	Guarantor
Horizon Health Corporation	Delaware	Guarantor
Horizon Health Hospital Services, LLC	Delaware	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
Horizon Mental Health Management, LLC	Texas	Guarantor
HSA Hill Crest Corporation	Alabama	Guarantor
Hughes Center, LLC	Virginia	Guarantor
Independence Physician Management, LLC	Delaware	Guarantor
Keys Group Holdings LLC	Delaware	Guarantor
Keystone Continuum, LLC	Tennessee	Guarantor
Keystone Education and Youth Services, LLC	Tennessee	Guarantor
Keystone Marion, LLC	Virginia	Guarantor
Keystone Memphis, LLC	Tennessee	Guarantor
Keystone Newport News, LLC	Virginia	Guarantor
Keystone NPS LLC	California	Guarantor
Keystone Richland Center LLC	Ohio	Guarantor
Keystone WSNC, L.L.C.	North Carolina	Guarantor
Keystone/CCS Partners LLC	Delaware	Guarantor
Kids Behavioral Health of Utah, Inc.	Utah	Guarantor
Kingwood Pines Hospital, LLC	Texas	Guarantor
KMI Acquisition, LLC	Delaware	Guarantor
La Amistad Residential Treatment Center, LLC	Florida	Guarantor
Lancaster Hospital Corporation	California	Guarantor
Laurel Oaks Behavioral Health Center, Inc.	Delaware	Guarantor
Lebanon Hospital Partners, LLC	Tennessee	Guarantor
Liberty Point Behavioral Healthcare, LLC	Delaware	Guarantor
Manatee Memorial Hospital, L.P.	Delaware	Guarantor
Mayhill Behavioral Health, LLC	Texas	Guarantor
McAllen Hospitals, L.P.	Delaware	Guarantor
McAllen Medical Center, Inc.	Delaware	Guarantor
Meridell Achievement Center, Inc.	Texas	Guarantor
Merion Building Management, Inc.	Delaware	Guarantor
Michigan Psychiatric Services, Inc.	Michigan	Guarantor
Millwood Hospital, L.P.	Texas	Guarantor
Milwaukee Behavioral Health, LLC	Wisconsin	Guarantor
Neuro Institute of Austin, L.P.	Texas	Guarantor
North Spring Behavioral Healthcare, Inc.	Tennessee	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
Northern Indiana Partners, LLC	Tennessee	Guarantor
Northwest Texas Healthcare System, Inc.	Texas	Guarantor
Oak Plains Academy of Tennessee, Inc.	Tennessee	Guarantor
Ocala Behavioral Health, LLC	Delaware	Guarantor
Palm Point Behavioral Health, LLC	Florida	Guarantor
Palmetto Behavioral Health Holdings, LLC	Delaware	Guarantor
Palmetto Behavioral Health System, L.L.C.	South Carolina	Guarantor
Palmetto Lowcountry Behavioral Health, L.L.C.	South Carolina	Guarantor
Park Healthcare Company	Tennessee	Guarantor
Pasteur Healthcare Properties, LLC	Delaware	Guarantor
Pendleton Methodist Hospital, L.L.C.	Delaware	Guarantor
Pennsylvania Clinical Schools, Inc.	Pennsylvania	Guarantor
Premier Behavioral Solutions of Florida, Inc.	Delaware	Guarantor
Premier Behavioral Solutions, Inc.	Delaware	Guarantor
PSJ Acquisition, LLC	North Dakota	Guarantor
Psychiatric Realty, LLC	Delaware	Guarantor
Psychiatric Solutions Hospitals, LLC	Delaware	Guarantor
Psychiatric Solutions of Virginia, Inc.	Tennessee	Guarantor
Psychiatric Solutions, Inc.	Delaware	Guarantor
Ramsay Managed Care, LLC	Delaware	Guarantor
Ramsay Youth Services of Georgia, Inc.	Delaware	Guarantor
Ridge Outpatient Counseling, L.L.C.	Kentucky	Guarantor
River Oaks, Inc.	Louisiana	Guarantor
Riveredge Hospital Holdings, Inc.	Delaware	Guarantor
Riverside Medical Clinic Patient Services, L.L.C.	California	Guarantor
Rolling Hills Hospital, LLC	Tennessee	Guarantor
RR Recovery, LLC	Delaware	Guarantor
Salt Lake Behavioral Health, LLC	Delaware	Guarantor
Salt Lake Psychiatric Realty, LLC	Delaware	Guarantor
Samson Properties, LLC	Florida	Guarantor
Schick Shadel of Florida, LLC	Florida	Guarantor
Shadow Mountain Behavioral Health System, LLC	Delaware	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
SHC-KPH, LP	Texas	Guarantor
Southeastern Hospital Corporation	Tennessee	Guarantor
SP Behavioral, LLC	Florida	Guarantor
Sparks Family Hospital, Inc.	Nevada	Guarantor
Springfield Hospital, Inc.	Delaware	Guarantor
Stonington Behavioral Health, Inc.	Delaware	Guarantor
Summit Oaks Hospital, Inc.	New Jersey	Guarantor
Sunstone Behavioral Health, LLC	Tennessee	Guarantor
TBD Acquisition II, LLC	Delaware	Guarantor
TBD Acquisition, LLC	Delaware	Guarantor
TBJ Behavioral Center, LLC	Delaware	Guarantor
Temecula Valley Hospital, Inc.	California	Guarantor
Temple Behavioral Healthcare Hospital, Inc.	Texas	Guarantor
Tennessee Clinical Schools, LLC	Tennessee	Guarantor
Texas Cypress Creek Hospital, L.P.	Texas	Guarantor
Texas Hospital Holdings, Inc.	Delaware	Guarantor
Texas Laurel Ridge Hospital, L.P.	Texas	Guarantor
Texas Oaks Psychiatric Hospital, L.P.	Texas	Guarantor
Texas San Marcos Treatment Center, L.P.	Texas	Guarantor
Texas West Oaks Hospital, L.P.	Texas	Guarantor
The Arbour, Inc.	Massachusetts	Guarantor
The Bridgeway, LLC	Arkansas	Guarantor
The National Deaf Academy, LLC	Florida	Guarantor
Three Rivers Behavioral Health, LLC	South Carolina	Guarantor
Three Rivers Healthcare Group, LLC	South Carolina	Guarantor
Toledo Holding Co., LLC	Delaware	Guarantor
Turning Point Care Center, LLC	Georgia	Guarantor
Two Rivers Psychiatric Hospital, Inc.	Delaware	Guarantor
UBH of Oregon, LLC	Delaware	Guarantor
UBH of Phoenix Realty, LLC	Delaware	Guarantor
UBH of Phoenix, LLC	Delaware	Guarantor
UHP LP	Delaware	Guarantor
UHS Capitol Acquisition, LLC	Delaware	Guarantor
UHS Children Services, Inc.	Delaware	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
UHS Funding, LLC	Delaware	Guarantor
UHS Holding Company, Inc.	Nevada	Guarantor
UHS Kentucky Holdings, L.L.C.	Delaware	Guarantor
UHS Midwest Behavioral Health, LLC	Delaware	Guarantor
UHS of Anchor, L.P.	Delaware	Guarantor
UHS of Benton, LLC	Delaware	Guarantor
UHS of Bowling Green, LLC	Delaware	Guarantor
UHS of Centennial Peaks, L.L.C.	Delaware	Guarantor
UHS of Cornerstone Holdings, Inc.	Delaware	Guarantor
UHS of Cornerstone, Inc.	Delaware	Guarantor
UHS of D.C., Inc.	Delaware	Guarantor
UHS of Delaware, Inc.	Delaware	Guarantor
UHS of Denver, Inc.	Delaware	Guarantor
UHS of Dover, L.L.C.	Delaware	Guarantor
UHS of Doylestown, L.L.C.	Delaware	Guarantor
UHS of Fairmount, Inc.	Delaware	Guarantor
UHS of Fuller, Inc.	Massachusetts	Guarantor
UHS of Georgia Holdings, Inc.	Delaware	Guarantor
UHS of Georgia, Inc.	Delaware	Guarantor
UHS of Greenville, LLC	Delaware	Guarantor
UHS of Hampton, Inc	New Jersey	Guarantor
UHS of Hartgrove, Inc.	Illinois	Guarantor
UHS of Lakeside, LLC	Delaware	Guarantor
UHS of Lancaster, LLC	Pennsylvania	Guarantor
UHS of Laurel Heights, L.P.	Delaware	Guarantor
UHS of Madera, Inc.	Delaware	Guarantor
UHS of New Orleans, LLC	Louisiana	Guarantor
UHS of Oklahoma, LLC	Oklahoma	Guarantor
UHS of Parkwood, Inc.	Delaware	Guarantor
UHS of Peachford, L.P.	Delaware	Guarantor
UHS of Pennsylvania, Inc.	Pennsylvania	Guarantor
UHS of Phoenix, LLC	Delaware	Guarantor
UHS of Provo Canyon, Inc.	Delaware	Guarantor
UHS of Puerto Rico, Inc.	Delaware	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
UHS of Ridge, LLC	Delaware	Guarantor
UHS of River Parishes, Inc.	Louisiana	Guarantor
UHS of Rockford, LLC	Delaware	Guarantor
UHS of Salt Lake City, L.L.C.	Delaware	Guarantor
UHS of Savannah, L.L.C.	Delaware	Guarantor
UHS of Spring Mountain, Inc.	Delaware	Guarantor
UHS of Springwoods, L.L.C.	Delaware	Guarantor
UHS of Summitridge, L.L.C.	Delaware	Guarantor
UHS of Texoma, Inc.	Delaware	Guarantor
UHS of Timberlawn, Inc.	Texas	Guarantor
UHS of Timpanogos, Inc.	Delaware	Guarantor
UHS of Tucson, LLC	Delaware	Guarantor
UHS of Westwood Pembroke, Inc.	Massachusetts	Guarantor
UHS of Wyoming, Inc.	Delaware	Guarantor
UHS Oklahoma City LLC	Oklahoma	Guarantor
UHS Sahara, Inc.	Delaware	Guarantor
UHS Sub III, LLC	Delaware	Guarantor
UHS-Corona, Inc.	Delaware	Guarantor
UHSD, L.L.C.	Nevada	Guarantor
UHSL, L.L.C.	Nevada	Guarantor
United Healthcare of Hardin, Inc.	Tennessee	Guarantor
Universal Health Services of Palmdale, Inc.	Delaware	Guarantor
Universal Health Services of Rancho Springs, Inc.	California	Guarantor
University Behavioral Health of El Paso, LLC	Delaware	Guarantor
University Behavioral, LLC	Florida	Guarantor
Valle Vista Hospital Partners, LLC	Tennessee	Guarantor
Valle Vista, LLC	Delaware	Guarantor
Valley Health System LLC	Delaware	Guarantor
Valley Hospital Medical Center, Inc.	Nevada	Guarantor
Wekiva Springs Center, LLC	Delaware	Guarantor
Wellington Regional Medical Center, LLC	Florida	Guarantor
Wellstone Regional Hospital Acquisition, LLC	Indiana	Guarantor

Name of Subsidiary	Jurisdiction of Organization	Obligor Type
Willow Springs, LLC	Delaware	Guarantor
Windmoor Healthcare Inc.	Florida	Guarantor
Windmoor Healthcare of Pinellas Park, Inc.	Delaware	Guarantor
Wisconsin Avenue Psychiatric Center, Inc.	Delaware	Guarantor
Zeus Endeavors, LLC	Florida	Guarantor

Pledged Security Collateral

As of December 31, 2024, the obligations under the UHS Senior Secured Notes were secured by pledges of the equity of the following affiliates of the Company.

Name of Issuer	Issuer Jurisdiction of Organization	Percent of Interest Owned	Percent of Interest Pledged
2012 W. University Properties, LLC	Delaware	100	100
2026 W. University Properties, LLC	Delaware	100	100
ABS LINCS KY, LLC	Virginia	100	100
ABS LINCS SC, Inc.	South Carolina	100	100
ABS LINCS TN, Inc.	Virginia	100	100
Aiken Regional Medical Centers, LLC	South Carolina	100	100
Alabama Clinical Schools, Inc.	Alabama	100	100
Alliance Health Center, Inc.	Mississippi	100	100
Alternative Behavioral Services, Inc.	Virginia	100	100
Ambulatory Surgery Center of Temecula Valley, Inc.	California	100	100
ASC of Aiken, Inc.	Delaware	100	100
ASC of East New Orleans, Inc.	Delaware	100	100
ASC of Las Vegas, Inc.	Nevada	100	100
ASC of Midwest City, Inc.	Oklahoma	100	100
ASC of Puerto Rico, Inc.	Delaware	100	100
ASC of Wellington, Inc.	Florida	100	100
Ascend Health Corporation	Delaware	100	100
Atlantic Shores Hospital, LLC	Delaware	100	100
Auburn Regional Medical Center, Inc.	Washington	100	100
AZ Holding 4, LLC	Arizona	100	100
Beach 77 LP	Delaware	99	99
Behavioral Educational Services, Inc.	Delaware	100	100
Behavioral Health Connections, Inc.	Texas	100	100
Behavioral Health Management, LLC	Delaware	100	100
Behavioral Health Realty, LLC	Delaware	100	100
Behavioral Healthcare LLC	Delaware	100	100
Benchmark Behavioral Health System, Inc.	Utah	100	100
BHC Alhambra Hospital, Inc.	Tennessee	100	100
BH AZ Master, LLC	Arizona	51	51
BHC Fairfax Hospital, Inc.	Tennessee	100	100
BHC Fox Run Hospital, Inc.	Tennessee	100	100
BHC Fremont Hospital, Inc.	Tennessee	100	100

Name of Issuer	Issuer Jurisdiction of Organization	Percent of Interest Owned	Percent of Interest Pledged
BHC Health Services of Nevada, Inc.	Nevada	100	100
BHC Heritage Oaks Hospital, Inc.	Tennessee	100	100
BHC Holdings, Inc.	Delaware	100	100
BHC Intermountain Hospital, Inc.	Tennessee	100	100
BHC Management Services of Streamwood, LLC	Delaware	100	100
BHC Mesilla Valley Hospital, LLC	Delaware	100	100
BHC Montevista Hospital, Inc.	Nevada	100	100
BHC Northwest Psychiatric Hospital, LLC	Delaware	100	100
BHC of Indiana, General Partnership	Tennessee	100	100
BHC Pinnacle Pointe Hospital, LLC	Tennessee	100	100
BHC Properties, LLC	Tennessee	100	100
BHC Sierra Vista Hospital, Inc.	Tennessee	100	100
BHC Streamwood Hospital, Inc.	Tennessee	100	100
Bloomington Meadows, General Partnership	Tennessee	100	100
Brentwood Acquisition, Inc.	Tennessee	100	100
Brentwood Acquisition-Shreveport, Inc.	Delaware	100	100
Brynn Marr Hospital, Inc.	North Carolina	100	100
Calvary Center, Inc.	Delaware	100	100
Canyon Ridge Hospital, Inc.	California	100	100
Canyon Ridge Real Estate, LLC	Delaware	100	100
CAT Realty, LLC	Delaware	100	100
Cape Girardeau Behavioral Health, LLC	Missouri	75	75
CAT Seattle, LLC	Delaware	100	100
CCS/Lansing, Inc.	Michigan	100	100
Cedar Springs Hospital, Inc.	Delaware	100	100
Central Montgomery Medical Center, L.L.C.	Pennsylvania	100	100
Chalmette Medical Center, Inc.	Louisiana	100	100
Children’s Comprehensive Services, Inc.	Tennessee	100	100
Clive Behavioral Health, LLC	Delaware	52	52
Columbus Hospital Partners, LLC	Tennessee	100	100
Columbus Hospital, LLC	Delaware	100	100
Coral Shores Behavioral Health, LLC	Delaware	100	100
Cornerstone Hospital Management, LLC	Texas	58.3	58.3
Cornerstone Regional Hospital, LP	Texas	50.2	50.2
Crossings Healthcare Solutions, Inc.		100	100
Cumberland Hospital Partners, LLC	Delaware	100	100
Cumberland Hospital, LLC	Virginia	100	100
Cypress Creek Real Estate, L.P.	Delaware	99	99
Del Amo Hospital, Inc.	California	100	100
DHP 2131 K St, LLC	Delaware	100	100
Diamond Grove Center, LLC	Delaware	100	100
District Hospital Partners, L.P.	District of Columbia	100	100
Doctors’ Hospital of Shreveport, Inc.	Louisiana	100	100
DVH Hospital Alliance LLC	Delaware	100	100
Edinburg Ambulatory Surgical Center, Inc.	Texas	100	100
Edinburg Holdings, Inc.	Delaware	100	100
Edinburg MOB Properties, LLC	Florida	100	100

Name of Issuer	Issuer Jurisdiction of Organization	Percent of Interest Owned	Percent of Interest Pledged
Emerald Coast Behavioral Hospital, LLC	Delaware	100	100
Everglades Holdings, LLC	Delaware	100	100
Fannin Management Services, LLC	Texas	100	100
First Hospital Corporation of Virginia Beach	Virginia	100	100
Forest View Psychiatric Hospital, Inc.	Michigan	100	100
Fort Duncan Medical Center, Inc.	Delaware	100	100
Fort Duncan Medical Center, L.P.	Delaware	99	99
Fort Lauderdale Hospital, Inc.	Florida	100	100
Foundations Recovery Network, LLC	Tennessee	100	100
Friends Behavioral Health System, LP	Pennsylvania	79.92	79.92
Friends GP, LLC	Pennsylvania	80	80
FRN, Inc.	Delaware	100	100
Frontline Behavioral Health, Inc.	Delaware	100	100
Frontline Children’s Hospital, L.L.C.	Delaware	100	100
Frontline Hospital, LLC	Delaware	100	100
Frontline Residential Treatment Center, LLC	Delaware	100	100
Garfield Park Hospital, LLC	Illinois	100	100
Glen Oaks Hospital, Inc.	Texas	100	100
Great Plains Hospital, Inc.	Missouri	100	100
Gulf Coast Treatment Center, Inc.	Florida	100	100
Gulph Mills Associates, LLC	Pennsylvania	100	100
H. C. Corporation	Alabama	100	100
H. C. Partnership	Alabama	100	100
Harbor Point Behavioral Health Center, Inc.	Virginia	100	100
Havenwyck Hospital Inc.	Michigan	100	100
HHC Augusta, Inc.	Georgia	100	100
HHC Berkeley, Inc.	South Carolina	100	100
HHC Delaware, Inc.	Delaware	100	100
HHC Indiana, Inc.	Indiana	100	100
HHC Kingwood Investment, LLC	Delaware	100	100
HHC Oconee, Inc.	South Carolina	100	100
HHC Ohio, Inc.	Ohio	100	100
HHC Pennsylvania, LLC	Delaware	100	100
HHC Poplar Springs, LLC	Virginia	100	100
HHC River Park, Inc.	West Virginia	100	100
HHC South Carolina, Inc.	South Carolina	100	100
HHC St. Simons, Inc.	Georgia	100	100
Hickory Trail Hospital, L.P.	Delaware	99	99
High Plains Behavioral Health, L.P.	Delaware	99	99
Holly Hill Hospital, LLC	Tennessee	100	100
Holly Hill Real Estate, LLC	North Carolina	100	100
Horizon Health Austin, Inc.	Texas	100	100
Horizon Health Corporation	Delaware	100	100
Horizon Health Hospital Services, LLC	Delaware	100	100
Horizon Health Physical Rehabilitation Services, LLC	Delaware	100	100
Horizon Mental Health Management, LLC	Texas	100	100
HRI Clinics, Inc.	Massachusetts	100	100
HRI Hospital, Inc.	Massachusetts	100	100

Name of Issuer	Issuer Jurisdiction of Organization	Percent of Interest Owned	Percent of Interest Pledged
HSA Hill Crest Corporation	Alabama	100	100
Hughes Center, LLC	Virginia	100	100
Independence Amarillo, LLC	Delaware	100	100
Independence Denison, LLC	Delaware	100	100
Independence Laredo, LLC	Delaware	100	100
Independence McAllen, LLC	Delaware	100	100
Independence Wellington, LLC	Delaware	100	100
Independence Physician Management, LLC	Delaware	100	100
Indiana Psychiatric Institutes, LLC	Delaware	100	100
InfoScriber Corporation	Delaware	100	100
Island 77 LLC	Delaware	100	100
KEYS Group Holdings LLC	Delaware	100	100
Keystone Charlotte LLC	North Carolina	100	100
Keystone Continuum, LLC	Tennessee	100	100
Keystone Education and Youth Services, LLC	Tennessee	100	100
Keystone Marion, LLC	Virginia	100	100
Keystone Memphis, LLC	Tennessee	100	100
Keystone NPS LLC	California	100	100
Keystone Newport News, LLC	Virginia	100	100
Keystone Richland Center LLC	Ohio	100	100
Keystone WSNC, L.L.C.	North Carolina	100	100
Keystone/CCS Partners LLC	Delaware	100	100
Kids Behavioral Health of Utah, Inc.	Utah	100	100
Kingwood Pines Hospital, LLC	Texas	100	100
KMI Acquisition, LLC	Delaware	100	100
KOP Limited	South Carolina	100	100
La Amistad Residential Treatment Center, LLC	Florida	100	100
Lancaster Behavioral Health Hospital, LLC	Pennsylvania	50	50
Lancaster Hospital Corporation	California	100	100
Laredo ASC, Inc.	Texas	100	100
Laredo Holdings, Inc.	Delaware	100	100
Laredo Regional, Inc.	Delaware	100	100
Laredo Regional Medical Center, LP	Delaware	80.14	80.14
Laurel Oaks Behavioral Health Center, Inc.	Delaware	100	100
Lebanon Hospital Partners, LLC	Tennessee	100	100
Liberty Point Behavioral Healthcare, LLC	Delaware	100	100
Manatee Memorial Hospital, L.P.	Delaware	100	100
Mayhill Behavioral Health, LLC	Texas	100	100
Mayhill Behavioral Properties, LLC	Texas	100	100
McAllen Holdings, Inc.	Delaware	100	100
McAllen Hospitals, L.P.	Delaware	100	100
McAllen Medical Center, Inc.	Delaware	100	100
Mental Health Outcomes, LLC	Delaware	100	100
Meridell Achievement Center, Inc.	Texas	100	100
Merion Building Management, Inc.	Delaware	100	100
Mesilla Valley Hospital, Inc.	New Mexico	100	100
Michigan BH JV, LLC	Michigan	74	74
Michigan Healthcare Staffing, LLC	Michigan	100	100

Name of Issuer	Issuer Jurisdiction of Organization	Percent of Interest Owned	Percent of Interest Pledged
Michigan Psychiatric Services, Inc.	Michigan	100	100
Millwood Hospital, L.P.	Texas	99	99
Milwaukee Behavioral Health, LLC	Wisconsin	100	100
Nashville Rehab, LLC	Tennessee	100	100
Neuro Institute of Austin, L.P.	Texas	99	99
NEWCO Oregon, Inc.	Delaware	100	100
North Spring Behavioral Healthcare, Inc.	Tennessee	100	100
Northern Indiana Partners, LLC	Tennessee	100	100
Northern Nevada Diagnostic Imaging-Spanish Springs, L.L.C	Nevada	100	100
Northwest Texas Healthcare System, Inc.	Texas	100	100
NWTHS Management, LLC	Texas	100	100
Oak Plains Academy of Tennessee, Inc.	Tennessee	100	100
Ocala Behavioral Health, LLC	Delaware	100	100
Oregon Psychiatric Realty, LLC	Delaware	100	100
Palm Point Behavioral Health, LLC	Florida	100	100
Palmetto Behavioral Health Holdings, LLC	Delaware	100	100
Palmetto Behavioral Health Solutions, LLC	South Carolina	100	100
Palmetto Behavioral Health System, L.L.C.	South Carolina	100	100
Palmetto Lowcountry Behavioral Health, L.L.C.	South Carolina	100	100
Palmetto Pee Dee Behavioral Health, L.L.C.	South Carolina	100	100
Park Healthcare Company	Tennessee	100	100
Pasteur Healthcare Properties, LLC	Delaware	100	100
Peak Behavioral Health Services, LLC	Delaware	100	100
Pendleton Methodist Hospital, L.L.C.	Delaware	100	100
Pennsylvania Clinical Schools, Inc.	Pennsylvania	100	100
PR Holding II, Inc.	Puerto Rico	100	100
Premier Behavioral Solutions of Florida, Inc.	Delaware	100	100
Premier Behavioral Solutions, Inc.	Delaware	100	100
Pride Institute, Inc.	Minnesota	100	100
PSJ Acquisition, LLC	North Dakota	100	100
Psychiatric Realty, LLC	Delaware	100	100
Psychiatric Solutions, Inc.	Delaware	100	100
Psychiatric Solutions Hospitals, LLC	Delaware	100	100
Psychiatric Solutions of Virginia, Inc.	Tennessee	100	100
PsychManagement Group, Inc.	West Virginia	100	100
Radiation Oncology Center of Aiken, LLC	South Carolina	95	95
Ramsay Managed Care, LLC	Delaware	100	100
Ramsay Youth Services of Georgia, Inc.	Delaware	100	100
Red Rock Solutions, LLC	Delaware	100	100
Relational Therapy Clinic, Inc.	Louisiana	100	100
Ridge Outpatient Counseling, L.L.C.	Kentucky	100	100
River Crest Hospital, Inc.	Texas	100	100
River Oaks, Inc.	Louisiana	100	100
Riveredge Hospital Holdings, Inc.	Delaware	100	100
Riveredge Hospital, Inc.	Illinois	100	100
Riveredge Real Estate, Inc.	Illinois	100	100

Name of Issuer	Issuer Jurisdiction of Organization	Percent of Interest Owned	Percent of Interest Pledged
Riverside Medical Clinic Patient Services, L.L.C.	California	100	100
Rolling Hills Hospital, LLC	Tennessee	100	100
RR Behavioral Realty LLC	Delaware	100	100
RR Recovery, LLC	Delaware	100	100
Salt Lake Behavioral Health, LLC	Delaware	100	100
Salt Lake Psychiatric Realty, LLC	Delaware	100	100
Samson Properties, LLC	Florida	100	100
Schick Shadel of Florida, LLC	Florida	100	100
Shadow Mountain Behavioral Health System, LLC	Delaware	100	100
SHC-KPH, LP	Texas	99.1	99.1
Somerset, Incorporated	California	100	100
Southeastern Hospital Corporation	Tennessee	100	100
Southside Imaging Center, LLC	South Carolina	100	100
SP Behavioral, LLC	Florida	100	100
Sparks Family Hospital, Inc.	Nevada	100	100
Spokane Behavioral Health, LLC	Washington	80	80
Spokane Valley Behavioral Health, LLC	Delaware	100	100
Springfield Hospital, Inc.	Delaware	100	100
St. Louis Behavioral Medicine Institute, Inc.	Missouri	100	100
Stonington Behavioral Health, Inc.	Delaware	100	100
Summerlin Hospital Medical Center, LP	Delaware	93.2	93.2
Summit Oaks Hospital, Inc.	New Jersey	100	100
Sunstone Behavioral Health, LLC	Tennessee	100	100
TBD Acquisition, LLC	Delaware	100	100
TBD Acquisition II, LLC	Delaware	100	100
TBJ Behavioral Center, LLC	Delaware	100	100
Temecula Valley Hospital, Inc.	California	100	100
Temple Behavioral Healthcare Hospital, Inc.	Texas	100	100
Tennessee Clinical Schools, LLC	Tennessee	100	100
Texas Cypress Creek Hospital, L.P.	Texas	99	99
Texas Hospital Holdings, Inc.	Delaware	100	100
Texas Hospital Holdings, LLC	Texas	100	100
Texas Laurel Ridge Hospital, L.P.	Texas	99	99
Texas Oaks Psychiatric Hospital, L.P.	Texas	99	99
Texas San Marcos Treatment Center, L.P.	Texas	99	99
Texas West Oaks Hospital, L.P.	Texas	99	99
The Arbour, Inc.	Massachusetts	100	100
The Bridgeway, LLC	Arkansas	100	100
The National Deaf Academy, LLC	Florida	100	100
Three Rivers Behavioral Health, LLC	South Carolina	100	100
Three Rivers Healthcare Group, LLC	South Carolina	100	100
Three Rivers Residential Treatment/Midlands Campus, Inc.	South Carolina	100	100
Three Rivers SPE Holding, LLC	South Carolina	100	100
Toledo Holding Co., LLC	Delaware	100	100
Turning Point Care Center, LLC	Georgia	100	100
Two Rivers Psychiatric Hospital, Inc.	Delaware	100	100

Name of Issuer	Issuer Jurisdiction of Organization	Percent of Interest Owned	Percent of Interest Pledged
UBH of Phoenix, LLC	Delaware	100	100
UBH of Phoenix Realty, LLC	Delaware	100	100
UBH of Oregon, LLC	Delaware	100	100
UHP LP	Delaware	100	100
UHS Advisory, Inc.	Delaware	100	100
UHS BH Telepsych, LLC	Delaware	100	100
UHS Building Solutions, Inc.	Delaware	100	100
UHS Capitol Acquisition, LLC	Delaware	100	100
UHS Children Services, Inc.	Delaware	100	100
UHS Funding, LLC	Delaware	100	100
UHS Good Samaritan, L.L.C.	Delaware	100	100
UHS Holding Company, Inc.	Nevada	100	100
UHS International, Inc.	Delaware	100	100
UHS Kentucky Holdings, L.L.C.	Delaware	100	100
UHS Midwest Behavioral Health, LLC	Delaware	100	100
UHS Midwest Center for Youth and Families, LLC	Indiana	100	100
UHS Oklahoma City LLC	Oklahoma	100	100
UHS Receivables Corp.	Delaware	100	100
UHS Sahara, Inc.	Delaware	100	100
UHS Surgical Hospital of Texoma, LLC	Texas	100	100
UHS of Anchor, L.P.	Delaware	100	100
UHS of Benton Day School and Treatment Program, Inc.	Delaware	100	100
UHS of Benton, LLC	Delaware	100	100
UHS of Bowling Green, LLC	Delaware	100	100
UHS of Centennial Peaks, L.L.C.	Delaware	100	100
UHS of Cornerstone Holdings, Inc.	Delaware	100	100
UHS of Cornerstone, Inc.	Delaware	100	100
UHS of D.C., Inc.	Delaware	100	100
UHS of Delaware, Inc.	Delaware	100	100
UHS of Denver, Inc.	Delaware	100	100
UHS of Dover, L.L.C.	Delaware	100	100
UHS of Doylestown, L.L.C.	Delaware	100	100
UHS of Fairmount, Inc.	Delaware	100	100
UHS of Fuller, Inc.	Massachusetts	100	100
UHS of GB, Inc.	Delaware	100	100
UHS of Georgia Holdings, Inc.	Delaware	100	100
UHS of Georgia, Inc.	Delaware	100	100
UHS of Greenville, LLC	Delaware	100	100
UHS of Hampton Learning Center, Inc.	New Jersey	100	100
UHS of Hampton, Inc.	New Jersey	100	100
UHS of Hartgrove, Inc.	Illinois	100	100
UHS of Indiana, Inc.	Indiana	100	100
UHS of Kootenai River, Inc.	Delaware	100	100
UHS of Lakeside, LLC	Delaware	100	100
UHS of Lancaster, LLC	Pennsylvania	100	100
UHS of Laurel Heights, L.P.	Delaware	100	100
UHS of Madera, Inc.	Delaware	100	100

Name of Issuer	Issuer Jurisdiction of Organization	Percent of Interest Owned	Percent of Interest Pledged
UHS of New Orleans, LLC	Louisiana	100	100
UHS of No. Nevada, LLC	Nevada	100	100
UHS of Oklahoma Receivables, L.L.C	Delaware	100	100
UHS of Oklahoma, LLC	Oklahoma	100	100
UHS of Parkwood, Inc.	Delaware	100	100
UHS of Peachford, L.P.	Delaware	100	100
UHS of Pennsylvania, Inc.	Pennsylvania	100	100
UHS of Phoenix, LLC	Delaware	100	100
UHS of Provo Canyon, Inc.	Delaware	100	100
UHS of Puerto Rico, Inc.	Delaware	100	100
UHS of Ridge, LLC	Delaware	100	100
UHS of River Parishes, Inc.	Louisiana	100	100
UHS of Rockford, LLC	Delaware	100	100
UHS of Salt Lake City, L.L.C.	Delaware	100	100
UHS of Savannah, L.L.C.	Delaware	100	100
UHS of Spring Mountain, Inc.	Delaware	100	100
UHS of Springwoods, L.L.C.	Delaware	100	100
UHS of SummitRidge, L.L.C.	Delaware	100	100
UHS of Sutton, Inc.	Delaware	100	100
UHS of Talbot, L.P.	Delaware	100	100
UHS of Texoma, Inc.	Delaware	100	100
UHS of Timberlawn, Inc.	Texas	100	100
UHS of Timpanogos, Inc.	Delaware	100	100
UHS of Tuscon, LLC	Delaware	100	100
UHS of Westwood Pembroke, Inc.	Massachusetts	100	100
UHS of Wyoming, Inc.	Delaware	100	100
UHS-Corona, Inc.	Delaware	100	100
UHS-Lakeland Medical Center, L.L.C.	Delaware	100	100
UHS Sub III, LLC	Delaware	100	100
UHSD, L.L.C	Nevada	100	100
UHSF, L.L.C	Delaware	100	100
UHSL, L.L.C	Nevada	100	100
UK Acquisition No. 6, Ltd	United Kingdom	100	65
United Healthcare of Hardin, Inc.	Tennessee	100	100
Universal Community Behavioral Health, Inc.	Pennsylvania	100	100
Universal HMO, Inc.	Nevada	100	100
Universal Health Network, Inc.	Nevada	100	100
Universal Health Recovery Centers, Inc.	Pennsylvania	100	100
Universal Health Services of Cedar Hill, Inc.	Texas	100	100
Universal Health Services of Palmdale, Inc.	Delaware	100	100
Universal Health Services of Rancho Springs, Inc.	California	100	100
Universal Treatment Centers, Inc.	Delaware	100	100
University Behavioral, LLC	Florida	100	100
University Behavioral Health of El Paso, LLC	Delaware	100	100
Valle Vista Hospital Partners, LLC	Tennessee	100	100
Valle Vista, LLC	Delaware	100	100
Valley Health System LLC	Delaware	100	100
Valley Hospital Medical Center, Inc.	Nevada	100	100

Name of Issuer	Issuer Jurisdiction of Organization	Percent of Interest Owned	Percent of Interest Pledged
Virgin Islands Behavioral Services, Inc.	Virginia	100	100
Vista Diagnostic Center, L.L.C.	Nevada	100	100
Wekiva Springs Center, LLC	Delaware	100	100
Wellington Physician Alliances, Inc.	Florida	100	100
Wellington Regional Medical Center, LLC	Florida	100	100
Wellstone Holdings, LLC	Delaware	100	100
Wellstone Regional Hospital Acquisition, LLC	Indiana	98	98
West Church Partnership	Illinois	100	100
West Oaks Real Estate, L.P.	Texas	99	99
Westside Outpatient Center, LLC	Florida	50	50
Willow Springs, LLC	Delaware	100	100
Windmoor Healthcare Inc.	Florida	100	100
Windmoor Healthcare of Pinellas Park, Inc.	Delaware	100	100
Wisconsin Avenue Psychiatric Center, Inc.	Delaware	100	100
Zeus Endeavors, LLC	Florida	100	100